UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) July 28, 2003

NAVIGANT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-24387	52-2080967
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

84 INVERNESS CIRCLE EAST ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (303) 706-0800

Former name or former address, if changed since last report: Not Applicable

NAVIGANT INTERNATIONAL, INC.

FORM 8-K

July 28, 2003

ITEM 5. OTHER EVENTS

On July 28, 2003, Navigant International, Inc. (the “Company”) signed an amendment to the Amended and Restated Credit Agreement dated as of August 6, 1999 modifying certain of its terms and conditions. On July 28, 2003, the Company signed an amendment to the Note Purchase Agreements dated November 15, 2000 modifying certain of their terms and conditions. Copies of the amendments are included as Exhibits 10.1 and 10.2.

On July 28, 2003, the Company issued a press release in relation to these amendments. The text of the press release issued by the Company is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

10.1	Sixth Amendment to the Amended and Restated Credit Agreement dated August 6, 1999.

10.2	Fourth Amendment to the Note Purchase Agreements dated November 15, 2000.

99.1	Press Release of Navigant International, Inc. dated July 28, 2003.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 28, 2003.

NAVIGANT INTERNATIONAL, INC. a Delaware corporation

By:	/s/ ROBERT C. GRIFFITH
Name:	Robert C. Griffith
Title:	Chief Operating Officer, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)